SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

CENTRE FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRIORITY NOTICE – PLEASE READ AND RESPOND

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Centre American Select Equity Fund

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Centre American Select Equity Fund. We are requesting your immediate response. This pertains to an important matter for the Fund.

It is very important that we speak to you regarding this matter. Please contact us toll-free at (800) 967-5079 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

OFFICIAL BUSINESS This is not a scam, fraud or scheme. This document relates to an investment you own in the Centre American Select Equity Fund.

PRIORITY NOTICE – PLEASE READ AND RESPOND

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Centre Global Infrastructure Fund

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Centre Global Infrastructure Fund. We are requesting your immediate response. This pertains to an important matter for the Fund.

It is very important that we speak to you regarding this matter. Please contact us toll-free at (800) 967-5079 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

OFFICIAL BUSINESS This is not a scam, fraud or scheme. This document relates to an investment you own in the Centre Global Infrastructure Fund.

Dear Shareholder:

We recently distributed proxy materials for a Special Meeting of Shareholders (the “Meeting”) of the Centre American Select Fund and the Centre Global Infrastructure Fund (the "Funds”), both of which have been adjourned to March 21, 2023, at 10:30 a.m. Eastern time. An important proposal was presented at the Special Meeting as outlined in the attached proxy card and below. The Funds’ Board of Trustees and the Funds’ investment adviser, Centre Asset Management, LLC (“Centre”), recommend shareholders approve the proposal.

Proposal 1: To approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the FundS and Centre Asset Management, LLC, (“Centre”), the Funds’ current investment adviser.

✓	What is happening? Centre Asset Management, LLC (“Centre”) currently serves as the investment adviser to each Fund under an investment advisory agreement between the Trust, on behalf of each Fund, and Centre (the “Current Agreements”). The Current Agreements will automatically terminate as a result of a change in control of Centre due to a transaction that results in a minority (20%) owner transferring its interest in Centre to another party. In order for Centre to continue to provide investment advisory services to the Funds, the Board voted unanimously to approve the New Agreement under which Centre will continue to serve as the investment adviser to the Funds.

✓	Why are shareholders being asked to approve the New Agreements? The Investment Company Act of 1940, as amended (the 1940 Act) provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. As a result, the Current Agreements will automatically terminate upon the close of the transaction. In order for Centre to continue to provide investment management services to the Funds, shareholders of each Fund, separately, are required by the 1940 Act to approve the New Agreements.

✓	Will the investment objectives, principal strategies, risks or fees change as a result of the New Agreements? The Transaction will not result in any changes to the Funds’ investment objectives, principal strategies or risks. The fees to be charged under the New Agreements are identical to the fees charged under the Current Agreements.

WHAT DO WE NEED FROM YOU?

While the above proposal may offer many potential benefits to Funds shareholders, the proposed change cannot be implemented without obtaining the required authorization from each Funds’ shareholders. Please also note that each Fund’s shareholder base is made up of thousands of investors just like yourself, which makes your vote even more important no matter how many shares you own. Accordingly, your vote is critical to the approval of the proposal.

PLEASE VOTE.	VOICE YOUR SAY ON THIS MATTER NOW.
Utilize one of the convenient options listed here:	1. BY PHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed proxy card and following the prerecorded information, or 1-877-732-3618 Ext. 12 to cast your vote with a live proxy specialist, quickly and easily. Agents are available to assist you between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday.

2. INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3. VIA MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Dear Shareholder:

We recently distributed proxy materials for a Special Meeting of Shareholders (the “Meeting”) of the Centre American Select Fund and the Centre Global Infrastructure Fund (the "Funds”), both of which have been adjourned to March 21, 2023, at 10:30 a.m. Eastern time. An important proposal was presented at the Special Meeting as outlined in the attached proxy card and below. The Funds’ Board of Trustees and the Funds’ investment adviser, Centre Asset Management, LLC (“Centre”), recommend shareholders approve the proposal.

Proposal 1: To approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the FundS and Centre Asset Management, LLC, (“Centre”), the Funds’ current investment adviser.

✓	What is happening? Centre Asset Management, LLC (“Centre”) currently serves as the investment adviser to each Fund under an investment advisory agreement between the Trust, on behalf of each Fund, and Centre (the “Current Agreements”). The Current Agreements will automatically terminate as a result of a change in control of Centre due to a transaction that results in a minority (20%) owner transferring its interest in Centre to another party. In order for Centre to continue to provide investment advisory services to the Funds, the Board voted unanimously to approve the New Agreement under which Centre will continue to serve as the investment adviser to the Funds.

✓	Why are shareholders being asked to approve the New Agreements? The Investment Company Act of 1940, as amended (the 1940 Act) provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. As a result, the Current Agreements will automatically terminate upon the close of the transaction. In order for Centre to continue to provide investment management services to the Funds, shareholders of each Fund, separately, are required by the 1940 Act to approve the New Agreements.

✓	Will the investment objectives, principal strategies, risks or fees change as a result of the New Agreements? The Transaction will not result in any changes to the Funds’ investment objectives, principal strategies or risks. The fees to be charged under the New Agreements are identical to the fees charged under the Current Agreements.

WHAT DO WE NEED FROM YOU?

While the above proposal may offer many potential benefits to Funds shareholders, the proposed change cannot be implemented without obtaining the required authorization from each Funds’ shareholders. Please also note that each Fund’s shareholder base is made up of thousands of investors just like yourself, which makes your vote even more important no matter how many shares you own. Accordingly, your vote is critical to the approval of the proposal.

PLEASE VOTE.	VOICE YOUR SAY ON THIS MATTER NOW.
Utilize one of the convenient options listed here:	1. BY PHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed proxy card and following the prerecorded information, or 1-800-967-5079 to cast your vote with a live proxy specialist, quickly and easily. Agents are available to assist you between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday.

2. INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3. VIA MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Alternative Outreach Communications Adjournment AOC (Start of Campaign Call Guide)

Hello.

This call is regarding your investment with the Centre Funds.

The Special Meeting of Shareholders has now been adjourned to March 21, 2023. You were recently sent a letter regarding this matter. The Funds need your help to obtain the vote required to hold the meeting and avoid additional adjournments.

To cast your vote with a live representative, please press 1.

(Pause and listen 2 seconds)

This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.

(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or your vote, please press 2 now or for more information about your investment with the Centre Funds, please press 3 now.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 3]

“As of December 15, 2022, you owned one or more investments in the Centre Funds. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

If you received this message on your answering machine you may contact us toll free at 1-800-967-5079 Monday through Friday from 9am to 10pm Eastern Time. (Recording 8.wav)

ANSWERING MACHINE Script for AOC

Hello. We are calling on behalf of your investment with the Centre Funds. The Special Meeting of Shareholders is now scheduled to take place on March 21, 2023 and our records indicate that your vote has not been registered.

To conveniently vote your shares by phone, please contact us at your earliest convenience at 1-800-967-5079 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-27-23

Centre Funds Any Vote Call Guide (Any Vote)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Centre Funds. The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on February 28, 2023.

At this time, we are offering shareholders the convenience of casting their proxy votes by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal, but you may also cast a vote of “Against” or “Abstain”.

Would you like to vote “For”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Centre Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-26-23

Centre Funds Abstention Call Guide (ADJOURNMENT - ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Centre Funds.

I apologize for any inconvenience. The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on February 28, 2023. However, since I assume you are not able to attend the Special Meeting, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold in the Centre Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Meeting which will help avoid further costly adjournments.

Would you like to Abstain?

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-26-23